EXHIBIT 10.21

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CONFIDENTIAL TREATMENT REQUESTED – CONFIDENTIAL PORTIONS OF

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TERMINATION AGREEMENT AND MUTUAL GENERAL RELEASE

In consideration of the mutual agreements and the mutual exchange of releases set forth herein, the sufficiency of which is acknowledged by all parties, the parties signatory hereto (hereinafter collectively the “Parties,” and individually a “Party”) HEREBY AGREE AS FOLLOWS, EFFECTIVE AS OF SEPTEMBER 2, 2006 (THE “EFFECTIVE DATE”):

1. Each of Raser Technologies, Inc. (“Raser”) and Power Acquisition Corp. (“Merger Sub”) on behalf of themselves, their respective officers, directors, shareholders, employees, affiliates, predecessors, subsidiaries, parent entities, successors and assigns (collectively, the “Raser Releasors”) hereby covenants not to sue, releases and forever discharges Amp Resources, LLC (“Amp”), Amp Capital Partners, LLC (“Amp Capital”), Highland Capital Partners and its affiliated investment entities, and Sorenson Capital Partners and its affiliated investment entities, and each of their respective officers, managers, members, employees, agents, representatives, attorneys, affiliates, predecessors, subsidiaries, direct or indirect parent entities, successors and assigns, including, without limitation, and their respective members, managers, partners and affiliates, and John H. Stevens, individually and as Representative of the Amp Equityholders (collectively, the “Amp Releasees”), from, and shall not now or hereafter institute, maintain, or assert against the Amp Releasees, either directly or indirectly, derivatively, on their own behalf, or on behalf of any other person or entity, any and all causes of action, claims, damages, equitable, legal and administrative relief, interest, demands or rights, of any kind or nature whatsoever, including, without limitation, cross claims, claims for indemnification or contribution, claims for damages of any kind (including compensatory, punitive, consequential,

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and those in excess of actual damages, and claims for legal fees) or claims for any other form of relief or benefit, whether based on federal, state or local law, statute, ordinance, regulation, contract, common law, or any other source, that have been, could have been, may be, or could be alleged or asserted now or in the future by the Raser Releasors against the Amp Releasees on the basis of, connected with, arising out of, or related to, in whole or in part, any facts or circumstances occurring from the beginning of time to the Effective Date, whether known or unknown, including but not limited to, any arising out of, based upon, or relating in any way to that certain Agreement and Plan of Acquisition by and among Raser, Merger Sub, Amp and John H. Stevens as Representative of the Equityholders of Amp, dated as of January 19, 2006, as amended to date (the “Acquisition Agreement”).

2. Amp, Amp Capital, Highland Capital Partners and its affiliated investment entities, and Sorenson Capital Partners and its affiliated investment entities, on behalf of themselves, their respective officers, managers, directors, members, partners, employees, agents, representatives, affiliates, predecessors, subsidiaries, direct or indirect parent entities, successors and assigns, and John H. Stevens, individually and as Representative of the Equityholders of Amp (collectively “Amp Releasors”) hereby covenant not to sue, release and forever discharge Raser, Merger Sub and their respective officers, directors, shareholders, employees, affiliates, agents, representatives, predecessors, successors and assigns (collectively “Raser Releasees”), from, and shall not now or hereafter institute, maintain, or assert against the Raser Releasees, either directly or indirectly, derivatively, on their own behalf, or on behalf of any other person or entity, any and all causes of action, claims, damages, equitable, legal and administrative relief, interest, demands or rights, of any kind or nature whatsoever, including, without limitation, cross claims, claims for indemnification or contribution, claims for damages of any kind (including compensatory, punitive, consequential, and those in excess of actual damages, and claims for

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legal fees) or claims for any other form of relief or benefit, whether based on federal, state or local law, statute, ordinance, regulation, contract, common law, or any other source, that have been, could have been, may be, or could be alleged or asserted now or in the future by the Amp Releasors against the Raser Releasees on the basis of, connected with, arising out of, or related to, in whole or in part, any facts or circumstances occurring from the beginning of time to the Effective Date, whether known or unknown, including but not limited to, any arising out of, based upon, or relating in any way to the Acquisition Agreement, as amended to date.

3. Each Party expressly acknowledges and agrees that the Mutual General Release contained herein includes all matters that may be unknown, unsuspected or unanticipated, and waives any right or benefit that may be available under any state or federal laws similar to, or under, Section 1542 of the California Civil Code, which provides: “A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

4. As part of the release set out in paragraph 1, Raser hereby agrees to dismiss, with prejudice, that certain legal action styled as Raser Technologies Inc. v. Amp Resources, Amp Capital Partners LLC, and John H. Stevens (Case Number 060914136) filed in the Third Judicial District Court in and for Salt Lake County, Utah. Such dismissal shall be in the form attached hereto as Exhibit B and shall be filed by no later than September 5, 2006. Nothing in this Termination Agreement and Mutual General Release is, or may be deemed to be, or may be used as, an admission or evidence of the validity or lack of validity of any claim or defense or of any wrongdoing or liability of any Party.

5. Each of the Raser Releasors acknowledges that the Acquisition Agreement (i) is hereby terminated in accordance with its terms and (ii) is of no further force or effect; provided,

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however, that Sections 5.1(a), 5.2, 8.2, 8.3 and Article IX of the Acquisition Agreement shall remain in full force and effect and shall survive indefinitely. Each Party expressly agrees that (i) Amp has issued in favor of Raser a promissory note dated September 2, 2006 in the principal amount of $5,547,552 (the “Note”), (ii) the Parties have entered into a First Amendment to Intercreditor and Subordination Agreement dated as of the Effective Date (together with the Intercreditor and Subordination Agreement thereby amended, the “Intercreditor Agreement”, and (iii) Raser—Power Systems, LLC and Recurrent Engineering LLC are entering into a License and Sublicense Agreement dated as of the Effective Date (the “License Agreement”). Each Party acknowledges and agrees that this Termination Agreement and Mutual Release shall not affect the validity, enforceability or availability of any remedy for the breach of, the Note, the Intercreditor Agreement or the License Agreement.

6. For a period of two weeks from the Effective Date, Amp agrees to continue discussions with representatives of Raser regarding a potential strategic arrangement. Such discussions shall take place at such times as are mutually convenient for each of the Parties. Notwithstanding the foregoing, each Party acknowledges that the other Parties shall not be under any obligation to enter into any agreement or consummate any transaction regarding a strategic relationship between Amp and Raser.

7. Amp agrees that it will not, without Raser’s prior written consent, (x) enter into any transaction directly or indirectly with *** prior to the date that is six months following the Effective Date or (y) enter into any transaction directly or indirectly with *** prior to the date that is twelve months following the Effective Date, in each case, where the purpose or the result of such transaction is to provide funding for the operation of Amp’s business or the redemption of any of the equity interests of Amp.

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8. In consideration of that certain License Agreement dated September 2, 2006 between Recurrent Engineering and Raser—Power Systems LLC (the “License Agreement”) and the intellectual property rights to Kalina Cycle Technology (“KCT”) and *** (as both terms are defined in the License Agreement) granted thereunder (the “Licensed Rights”), and in further consideration of the receipt of certain confidential technical information pursuant to the Acquisition Agreement, Raser agrees that, as a temporary, limited restriction on the Licensed Rights, Raser agrees that, prior to the date that is twelve months following the Effective Date, it will not, and will not permit any of its affiliates to, engage in any business or activity, or assist any person or other entity or organization in any business or activity, that involves the marketing or development of geothermal or waste heat projects using the Licensed Rights and where such activities compete, directly, with any of Amp’s projects or related business relationships involving the Licensed Technology with the persons, entities or organizations set forth on Exhibit A attached hereto (collectively, the “Amp Technology Projects”); provided, however, that the foregoing limitation shall not prohibit Raser from entering into any transaction with any of the persons, entities or organizations set forth on Exhibit A attached hereto solely for the purpose of (i) purchasing equipment (including, but not limited to equipment to be used in geothermal or waste heat projects) from such persons, entities or organizations for projects being developed by Raser or its affiliates, (ii) purchasing services (including, but not limited to engineering, construction and procurement services for geothermal or waste heat applications) from such persons, entities or organizations or (iii) licensing intellectual property owned by or licensed to Raser (but excluding, for the avoidance of doubt, any of the Licensed Rights and any and all derivatives thereof) to such persons, entities or organizations, in each case, to the extent, and only to the extent, that the activities engaged in between Raser and any of such persons, entities or organizations do not, directly or indirectly, compete with any of the Amp Technology

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Projects in marketing, selling or developing geothermal or waste heat projects using the Licensed Rights, or licensing KCT or *** technology to such projects. With respect to ***, Sub-licensee may contract with these entities for services involving Projects (as defined in Section 1.15 of the License Agreement) developed by Sub-licensee or its affiliates, but such contracts, for the twelve months following the Effective Date, shall not interfere with any proposed Amp Technology Projects with such entities . For the avoidance of doubt, nothing in this Section 8 shall be construed to prohibit Raser from dealing during the above describe twelve month period with any of the persons, entities or organizations set out in Exhibit A with respect to Raser’s technologies, other than the Licensed Rights.

9. Raser agrees that it will not, and will not permit any of its affiliates to, enter into any transaction with, or purchase any patents, patent rights, or other intellectual property from, Exergy Inc., Exergy Australia Pty Ltd, ***, or any of their respective affiliates, prior to the date that is twelve months following the Effective Date.

10. For so long as the License Agreement remains in effect, Raser agrees that it will not seek to hire, solicit, induce or encourage to leave the employ of, Amp (or any of its affiliates) any person who is then an employee of Amp (or any of its affiliates). For purposes of this Section, advertisements of employment opportunities in media available to the general public, which are not targeted to employees of Amp, shall not constitute “seeking to hire,” “solicitation,” “inducement” or encouragement” and, for the avoidance of doubt, Raser shall not be prohibited from hiring any individual who responds to any such advertisements or any individual who contacts Raser without first being solicited or recruited by Raser.

11. Each of Amp and Raser acknowledges and agrees that it has previously executed a mutual confidentiality agreement, dated June 24, 2005 (the “Confidentiality Agreement”), which Confidentiality Agreement will continue in full force and effect in accordance with its

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terms until the date that is twelve months following the Effective Date. Without limiting the foregoing, each of Amp and Raser acknowledges and agrees that this Termination Agreement and Mutual General Release, and the material terms hereof, including, without limitation, Exhibit A attached hereto and the information contained therein, are confidential, and each of Amp and Raser agrees to keep confidential, and not to disclose to any person, entity or organization the terms of this Termination Agreement and Mutual General Release. Notwithstanding the foregoing or the provisions of the Confidentiality Agreement, each of Amp and Raser may disclose the terms of this Termination Agreement and Mutual General Release to the extent that, in its reasonable opinion, such disclosure is required by law, any listing agreement with any stock exchange or the rules or regulations of any stock exchange or government or public authority in each case having jurisdiction over the disclosing Party.

12. Amp hereby grants to Raser an option to purchase Amp’s Clear Lake geothermal project (the “Clear Lake Project”), through the sale to Raser of Amp’s wholly-owned subsidiary, Clearwood Electric Company, LLC *** for a purchase price of *** (“Purchase Price”); provided that (x) a non-refundable *** deposit toward such Purchase Price is paid by Raser to Amp in immediately available funds on or prior to *** (y) such purchase is completed, and the balance of the Purchase Price is paid, pursuant to a definitive purchase agreement and related documentation acceptable to Amp in its sole discretion, on or before ***. For the avoidance of doubt, ***.

13. Each Party acknowledges that it has had the opportunity to review this Termination Agreement and Mutual General Release and to consult with its respective attorney, and represents that execution, delivery and performance of this Agreement have been authorized by all required company action, that the person executing this Agreement on behalf of such Party has the authority to do so, and that this Termination Agreement and Mutual General Release is binding upon, and enforceable against, such Party.

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14. In the event that any provision of this Termination Agreement and Mutual General Release shall be determined to be illegal or unenforceable, the remaining provisions shall be construed, to the extent possible, to preserve the original intent of the Parties, and the balance of this Termination Agreement and Mutual General Release shall otherwise remain in full force and effect and enforceable. A default by either Party with respect to the covenants contained in this Agreement shall not affect the mutual release of claims contained in Sections 1, 2 and 4 hereof.

15. This Termination Agreement and Mutual General Release shall be governed by and construed in accordance with the laws of the State of Utah without regard to the conflicts of laws provisions thereof.

16. The Parties agree that this Termination Agreement and Mutual General Release, together with the License Agreement and the Confidentiality Agreement, constitute the entire agreement among the Parties with respect to the matters referred to herein. This Termination Agreement and Mutual General Release, together with the License Agreement and the Confidentiality Agreement, supersede any and all other agreements among the Parties with respect to the matters referred to herein.

17. This Termination Agreement and Mutual General Release may be executed in one or more counterparts which collectively shall be deemed to be one and the same instrument. Executed counterparts transmitted by facsimile shall be binding on the Parties.

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RASER TECHNOLOGIES, INC.

By:	Kraig T. Higginson
Its: Executive Chairman
Dated: September 2, 2006

POWER ACQUISITION CORP.

By:	Kraig T. Higginson
Its: Chief Executive Officer
Dated: September 2, 2006

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AMP RESOURCES, LLC

By:	John H. Stevens

Its: Executive Chairman

Dated: September 2, 2006

AMP CAPITAL PARTNERS, LLC

By:	Eric Magleby

Its: Member

Dated: September 2, 2006

JOHN H. STEVENS

John H. Stevens, individually and as Representative of the Equityholders of Amp Resources, LLC

Dated: September 2, 2006

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ACCEPTED AND AGREED:

HIGHLAND CAPITAL PARTNERS VI LIMITED PARTNERSHIP

By:	Highland Management Partners VI Limited Partnership
(its General Partner)
By:	Highland Management Partners VI, Inc.,
(its General Partner)

By:
Authorized Officer

Dated: September 2, 2006

HIGHLAND SUBFUND VI-AMP LIMITED PARTNERSHIP

By:	Highland Management Partners VI Limited Partnership,
(its General Partner)
By:	Highland Management Partners VI, Inc.,
(its General Partner)

By:
Authorized Officer

Dated: September 2, 2006

HIGHLAND ENTREPRENEURS’ FUND VI LIMITED PARTNERSHIP

By:	HEF VI Limited Partnership,
(its General Partner)
By:	Highland Management Partners VI, Inc.,
(its General Partner)

By:
Authorized Officer

Dated: September 2, 2006

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SORENSON CAPITAL PARTNERS, L.P.

By:	Sorenson Partners, LLC
Its:	General Partner

By:	West Rim Capital, LLC
Its:	Managing Member

By:

Name:

Title:

Dated: September 2, 2006

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Termination Agreement and Mutual General Release

Exhibit A

Projects and Business Relationships of Amp

***

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Termination Agreement and Mutual General Release

Exhibit B

Form of Dismissal

Alan L. Sullivan (3152)

Matthew L. Lalli (6105)

Tyler L. Murray (10308)

SNELL & WILMER L.L.P.

15 West South Temple, Suite 1200

Gateway Tower West

Salt Lake City, UT 84101-1004

Telephone: (801) 257-1900

Facsimile: (801) 257-1800

Attorneys for Plaintiff Raser Technologies, Inc.

IN THE THIRD JUDICIAL DISTRICT COURT IN AND FOR SALT LAKE COUNTY, STATE OF UTAH

RASER TECHNOLOGIES, INC., Plaintiff, vs. AMP RESOURCES LLC, AMP Capital Partners, LLC, AND JOHN H. STEVENS Defendants.	VOLUNTARY DISMISSAL WITH PREJUDICE Case No.: 060914136 Honorable Robert K. Hilder

Based upon the agreement of the parties to settle the claims alleged herein pursuant to the Termination Agreement and Mutual Release of September 2, 2006, plaintiff Raser Technologies, Inc. hereby dismisses this action with prejudice. As no response to the complaint has yet been filed or served by defendants, this dismissal is pursuant to Rule 41(a)(1) of the Utah Rules of Civil Procedure.

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Termination Agreement and Mutual General Release

Dated this 5th day of September, 2006

Alan L. Sullivan

Matthew L. Lalli

Tyler L. Murray

Attorneys for Raser Technologies, Inc. and Power Acquisition Corporation

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